UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2021

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 1st Avenue N, Suite 901 St. Petersburg, Florida	33701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 607-6393

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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On March 2, 2021, Clinigence Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on February 25, 2021, the Company closed its acquisition of all of the issued and outstanding shares of capital stock AHP, Inc. (AHP) and its acquisition of all of the issued and outstanding shares of capital stock Accountable Healthcare America, Inc. (“AHA”), hereinafter collectively referred to as the Merger. This Form 8-K/A amends the Original Form 8-K to include the historical audited combined financial statements of AHP and AHA and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items and to file the Amendment.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The audited financial statements of AHP’s variable interest entity (“VIE”), Associated Hispanic Physicians of Southern California, Inc. (AHPIPA), which comprise the statements of financial position as of December 31, 2020 and 2019, and the related combined statements of income, comprehensive income, changes in equity and cash flows for the years then ended, and the related notes to the combined financial statements, are filed herewith as Exhibit 99.2.

The audited financial statements of AHA, which comprise the statements of financial position as of December 31, 2020 and 2019, and the related combined statements of income, comprehensive income, changes in equity and cash flows for the years then ended, and the related notes to the combined financial statements, are filed herewith as Exhibit 99.3.

(b) Pro forma financial information

The unaudited pro forma condensed financial information of the Company, AHP (including its VIE) and AHA is filed as Exhibit 99.4 to this Form 8-K/A.

(d) Exhibits

Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 21, 2021

Clinigence Holdings, Inc.

By: /s/ Michael Bowen

Michael Bowen

Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1+	Agreement and Plan of Merger, dated as of February 22, 2021 by and among the Registrant, AHP, Merger Sub, and the Signing Stockholder.
2.2	Master Services Agreement dated as of February 22, 2021 by and between AHA Management, Inc. and AHPIPA.
2.3+	Agreement and Plan of Merger, dated as of February 25, 2021 by and among the Registrant, AHA, and Merger Sub.
99.1+	Clinigence Press Release dated March 2, 2021 announcing the Closing.
99.2	Audited financial statements of AHPIPA as of December 31, 2020 and 2019 and for the years then ended.
99.3	Audited financial statements of AHA as of December 31, 2020 and 2019 and for the years then ended.
99.4	Unaudited pro forma condensed combined financial information of the Company, AHP and AHA.
99.5++	Audited financial statements of Clinigence Holdings, Inc. as of December 31, 2020 and 2019 and for the years then ended.

*	A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request
+	Previously filed with the Original Form 8-K.
++	Previously filed on Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

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